UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 3, 2019

DIGIRAD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35947	33-0145723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Industrial Court, Suwanee, GA		30024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 726-1600

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	DRAD	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On July 3, 2019, Digirad Corporation (the “Company”), Digirad Acquisition Corporation, a newly formed Minnesota corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and ATRM Holdings, Inc., a Minnesota corporation (“ATRM”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things, a business combination whereby Merger Sub will merge with and into ATRM, with ATRM as the surviving entity (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub will cease and ATRM will continue as the surviving corporation and a wholly-owned subsidiary of the Company.

At the effective time of the Merger, (i) each share of ATRM common stock, par value $0.001 per share (“ATRM Common Stock”) issued and outstanding immediately prior to the effective time of the Merger shall be converted into the right to receive three one-hundredths (0.03) of a share of 10.0% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share, of the Company (“Company Preferred Stock”) and (ii) each share of ATRM 10.0% Series B Cumulative Preferred Stock, par value $0.001 per share (“ATRM Preferred Stock”), issued and outstanding immediately prior to the effective time of the Merger shall be converted into the right to receive two and one-half (2.5) shares of Company Preferred Stock.

The form of the Certificate of Designation for the Company Preferred Stock to be issued in the Merger is attached as Exhibit B to the Merger Agreement filed herewith. As set forth in the Certificate of Designation, the terms of the Company Preferred Stock include, among other things: (i) dividends will be cumulative from (but excluding) the date of issue, and will be payable quarterly in arrears, at a rate of 10.0% per annum per $10.00 of stated liquidation preference per share (or $1.00 per share of Company Preferred Stock per year); (ii) following the fifth anniversary of issuance, the Company may redeem (at its option, in whole or in part) the Company Preferred Stock at a cash redemption price of $10.00 per share, plus any accumulated and unpaid dividends; (iii) upon a Change of Control Triggering Event, as defined in the Certificate of Designation, holders of the Company Preferred Stock may require the Company to redeem the Company Preferred Stock at a price of $10.00 per share, plus any accumulated and unpaid dividends; (iv) the Company Preferred Stock will not be subject to any sinking fund and will not be convertible into or exchangeable for any of other securities; and (v) holders of the Company Preferred Stock generally will have no voting rights except for certain limited voting rights, including in circumstances where dividends payable on the outstanding Company Preferred Stock are in arrears for six or more consecutive quarterly dividend periods and to amend the terms of the Company Preferred Stock if it would materially and adversely alter the rights of holders of the Company Preferred Stock.

The Company and ATRM have made customary representations, warranties and covenants in the Merger Agreement, including ATRM agreeing not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.  The Merger Agreement contains certain termination rights for both the Company and ATRM, and further provides that, upon termination of the Merger Agreement under certain circumstances, ATRM may be obligated to pay the Company a termination fee of up to $725,000, as well as up to $225,000 of the Company’s expenses.

The Merger is subject to various customary closing conditions, including, but not limited to, (i) approval by ATRM’s shareholders, (ii) the absence of any order, injunction, statute, rule, regulation or decree prohibiting, precluding, restraining, enjoining or making illegal the consummation of the Merger, (iii) the accuracy of the representations and warranties of each party, (iv) performance, in all material respects, of all obligations and compliance with, in all material respects, agreements and covenants to be performed or complied with by each party, (v) declaration of effectiveness of the Registration Statement on Form S-4 to be filed by the Company, and (vi) the completion of the Private Placement and the Issuance Option (each as defined below).

Prior to the effective time of the Merger, the Company shall have completed a private placement of Company Preferred Stock for gross proceeds to the Company of no less than $3,000,000 (the “Private Placement”). The net proceeds of the Private Placement, after the payment of any expenses incurred in connection with the negotiation and consummation of the Private Placement, will be applied toward the costs and expenses of the Merger, including the repayment of certain ATRM debt. In addition, prior to the effective time of the Merger, the Company shall have entered into an agreement with Jeffrey Eberwein, the Company’s Chairman of the Board, pursuant to which the Company shall have the right to require Mr. Eberwein to acquire 100,000 shares of Company Preferred Stock at a price of $10 per share for aggregate proceeds of $1,000,000 at any time, in the Company’s discretion, during the 12 calendar months following the effective time of the Merger (the “Issuance Option”).

In addition, at the effective time of the Merger, each unvested share of restricted ATRM Common Stock or restricted ATRM Common Stock units that is outstanding under any ATRM stock plan shall be assumed by the Company and shall be converted automatically into a restricted share of Company Preferred Stock or restricted Company Preferred Stock units (as applicable), subject only to time-based vesting, and at an exchange ratio of three one-hundredths (0.03) of a share of Company Preferred Stock for each applicable share of ATRM Common Stock. Each share of restricted ATRM Common Stock or restricted ATRM Common Stock unit so adjusted shall otherwise be subject to the same terms and conditions which were applicable to the restricted ATRM Common Stock or restricted ATRM Common Stock unit under ATRM’s stock plans and the agreements evidencing grants thereunder, including as to vesting and settlement.

The foregoing description of the Merger Agreement and the Company’s obligations therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Voting Agreement

Lone Star Value Investors GP, LLC, Lone Star Value Investors, LP, Lone Star Value Co-Invest I, LP and Jeffrey Eberwein (collectively, the “Shareholders”), each of which is an affiliate of the Company, owned as of the date of the Merger Agreement 3,005, 0, 0 and 425,012 shares of ATRM Common Stock and 0, 222,577, 374,562 and 0 shares of ATRM Preferred Stock, respectively (representing approximately 17.4% of ATRM’s issued and outstanding common stock in the aggregate and all of the outstanding ATRM Preferred Stock), and entered into a Voting and Support Agreement (the “Voting Agreement”) with the Company on July 3, 2019. Pursuant to the Voting Agreement, the Shareholders have agreed, among other things, to vote their shares (collectively, the “Shareholder Shares”) in favor of the Merger and to grant the Company an irrevocable proxy with respect to their respective Shareholder Shares.

The foregoing description of the Voting Agreement and the Company’s obligations therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2019, the board of directors (the “Board”) of the Company, appointed David Noble as the Company’s Chief Financial Officer and Chief Operating Officer. Prior to such appointment, Mr. Noble served as the Company’s Interim Chief Financial Officer and Chief Operating Officer. Mr. Noble will continue to receive the same compensation as Chief Financial Officer and Chief Operating Officer as he received as the Company’s Interim Chief Financial Officer and Chief Operating Officer. Additional information about Mr. Noble can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 14, 2019 regarding Mr. Noble’s prior appointment as the Company’s Interim Chief Financial Officer.

Item 7.01.	Regulation FD Disclosure.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement the Company and ATRM will file with the SEC.  Investors in the Company or ATRM are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available.  The prospectus/proxy statement and other documents which will be filed by the Company and ATRM with the SEC will be available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request when such a filing is made to Digirad Corporation, 1048 Industrial Court, Suwanee, GA 30024, Attention: Investor Relations; or to ATRM Holdings, Inc., 5215 Gershwin Avenue N., Oakdale, MN 55128, Attention: Investor Relations.  A final prospectus/proxy statement will be mailed to ATRM’s shareholders. The final prospectus/proxy statement will not be mailed to the Company’s stockholders as they are not required to approve the Merger Agreement or the transactions contemplated thereby.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

The Company and ATRM, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of the Company will be set forth in the prospectus/proxy statement to be filed by the Company and ATRM.  Information about the directors and executive officers of ATRM will be set forth in the prospectus/proxy statement to be filed by the Company and ATRM.  Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 8.01.	Other Events

On July 3, 2019, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

The SEC encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  Certain statements in this report are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies, and anticipated financial results.  There are a number of risks, uncertainties, and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements.  These risks and uncertainties include the Company’s ability to complete the Merger and successfully integrate ATRM’s operations and realize the synergies from the Merger, as well as a number of factors related to the Company’s business and that of ATRM, including economic and financial market conditions generally and economic conditions in the Company’s and ATRM’s markets; various risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company Preferred Stock; various risks to the price and volatility of the Company’s Preferred Stock; changes in the valuation of pension plan assets; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company Preferred Stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to reimbursement policies, development and introduction of new technologies and intense competition in the healthcare industry; risks associated with the Company’s possible pursuit of acquisitions; system failures; losses significant contracts; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the healthcare industry; and liability and compliance costs regarding environmental regulations.  A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company’s filings with the SEC, including their reports on Form 10-K and Form 10-Q.  Many of these circumstances are beyond the Company’s ability to control or predict.  Moreover, forward-looking statements necessarily involve assumptions on the Company’s part.  These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements.  All forward-looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this report. Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements.  You should not place undue reliance on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, by and among Digirad Corporation, ATRM Holdings, Inc. and Digirad Acquisition Corporation, dated July 3, 2019.
10.1	Voting and Support Agreement, by and among Digirad Corporation, Lone Star Value General Partner, Lone Star Value Investors, LP, Lone Star Value Co-Invest I, LP and Jeffrey Eberwein, dated July 3, 2019.
99.1	Press Release, dated July 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Matthew G. Molchan
Matthew G. Molchan President and Chief Executive Officer

Date: July 3, 2019